                                                     Exhibit (20)(b)


STATE STREET RESEARCH FUNDS

                                                 ADDITIONAL SERVICES APPLICATION

- Please use a pen and print neatly in CAPITAL LETTERS.         - Be sure to sign this application

- Use this application to add any of the features below         - IF YOU ARE SUBMITTING THIS APPLICATION WITH A NEW ACCOUNT
  to a new or existing State Street Research account.             APPLICATION, YOU DO NOT NEED TO DUPLICATE ANY BANK INFORMATION
- When providing bank information, be sure to attach a            OR SIGNATURE GUARANTEES THAT ARE INCLUDED WITH THAT APPLICATION.
  deposit slip or voided, unsigned check.

A  NAME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Name as it appears on the account)


----------------------------------------------------        --------------------
Federal tax identification or Social Security number        Daytime phone number

B  REGULAR TRANSFERS AND REDEMPTIONS
--------------------------------------------------------------------------------
-  Not available on retirement plan accounts.
- Choose one option only. To add different options to different accounts, please fill out a separate application.
- Be sure to attach a deposit slip or voided, unsigned check depending on the service you are requesting.

-  I REQUEST THE FOLLOWING AUTOMATIC REDEMPTIONS OR TRANSFERS:

   / / Please deposit my income dividends directly into my bank account.

   / / Please deposit my income dividends and capital gains distributions directly into my bank account.

   / / Systematic Withdrawal Plan: Please redeem $____,______.00 ($50 minimum)
       from my fund account:                                                       / / every month     / / every 3 months
       I would like these redemptions to begin in month ____ .                     / / every 6 months  / / every 12 months

       I would like money __ deposited directly into my bank account __ sent to me by check __ sent by check to the following payee:

   -----------------------------------------------------------------------------
   Payee's name

   -----------------------------------------------------------------------------
   Payee's street address / P.O. Box

   ---------------------------------------------                   -----------     ---------------- - -----------
   City                                                            State           Zip

-  PLEASE MAKE THESE REDEMPTIONS OR TRANSFERS FROM MY ACCOUNTS IN EACH OF THE
   FOLLOWING STATE STREET RESEARCH FUNDS:

   ---------------------------------------------                   ------------------------------------
   Fund name                                                       Account number (if existing account)

   ---------------------------------------------                   ------------------------------------
   Fund name                                                       Account number (if existing account)

-  PLEASE DIRECT ANY BANK DEPOSITS TO MY:

   / / Checking account (voided, unsigned check attached)          / / NOW / money market / savings account (deposit slip attached)

   -----------------------------------------------------------------------------
   Bank name

   -----------------------------------------------------------------------------
   Bank address

   ---------------------------------------------                   -----------     ---------------- - -----------
   City                                                            State           Zip

   ---------------------------------------------                   ------------------------------------
   Bank routing number                                             Bank account number


   ----------------------------------------------------------                      ------------------------------------
   Name of one bank account holder, exactly as on bank                             Signature
   statements

   ----------------------------------------------------------                      ------------------------------------
   Name of second bank account holder, if any                                      Signature


C  CHECKWRITING
--------------------------------------------------------------------------------
-  Available on some funds' Class A and Class S shares and on Money
   Market Fund Class E shares.
-  For corporate and other accounts, include the appropriate resolution forms.
-  Please do not detach the perforated card.

--------------------------------------------------------------------------------
I REQUEST STATE STREET BANK AND TRUST COMPANY TO PROVIDE ME WITH CHECKWRITING ON THESE FUNDS:


/ / Government Income Fund     _________________________________________________
                               Your name
/ / High Income Fund

/ / Money Market Fund          _________________________________________________
                               Address
/ / New York Tax-Free Fund

/ / Strategic Income Fund      _________________________________________________
                               City
/ / Tax-Exempt Fund
                               --------     ------------------------------------
                               State        Zip

                               ---------------------------------------------       ------------------------------------
                               Federal tax identification or Social Security       Account number (if existing account)
                               number


                               ---------------------------------------------       ------------------------------------
                               Your signature exactly as your name appears on      Account number (if existing account)
                               your new account application or your fund
                               statements (including any capacity)


                               ---------------------------------------------
                               Name of joint owner, if any

                               Signature of joint owner exactly as name appears    See reverse side of card for additional terms
                               on fund statements (including any capacity)         and conditions.


                               Number of signatures you wish to be required on a check: ___

D  DIVIDEND ALLOCATION PLAN (DAP)
--------------------------------------------------------------------------------
   Fund distributions must be directed within the same share class.


-  PLEASE COLLECT MY DIVIDENDS AND DISTRIBUTIONS FROM THIS FUND /ACCOUNT:

   -----------------------------------------------------------------------------
   Fund name

   ---------------------------------------------------------
   Account number (if existing account)

AND INVEST THEM IN THIS FUND /ACCOUNT (NEW ACCOUNTS MUST MEET INITIAL INVESTMENT MINIMUMS):


   -----------------------------------------------------------------------------
   Fund name

   ---------------------------------------------------------
   Account number (if existing account)

E  SIGNATURE GUARANTEE

- If you are investing directly, have Part I completed; if not, have your dealer fill out Part II.
- If you are submitting this application with a New Account Application, you don't need to duplicate the signature guarantee if it is included with that application.

-  I - FOR DIRECT INVESTMENTS

   -----------------------------------------------------------------------------
   Name of bank or other guarantor


   -----------------------------------------------------------------------------
   Street address

   ---------------------------------------------                        -----------   ---------------- - -----------
   City                                                                 State         Zip

   THE BANK OR GUARANTOR GUARANTEES THE OWNER'S LEGAL CAPACITY AND ALL
   SIGNATURES ON THIS APPLICATION AND ON RELATED INVESTMENT CHECKS AND
   INSTRUCTIONS.

   ----------------------------------------------------------------     ----  -----   ---   ----
   / / Signature of bank's or guarantor's authorized representative     Date [month / day / year]

-  II - FOR INVESTMENTS THROUGH A DEALER

   -----------------------------------------------------------------------------
   Dealer name

   -----------------------------------------------------------------------------
   Home office address

   ---------------------------------------------                        -----------   ---------------- - -----------
   City                                                                 State         Zip

   ---------------------------------------------                        -----------
   Branch office address                                                City

   ----------            ---------------- - -----------                 ------------------------------ - -------------
   State                 Zip                                            Branch office telephone number

THE DEALER:


-  agrees to the terms of the current prospectus(es), application and   - will indemnify the fund, its adviser, distributor or other
   current dealer agreement, which is included by reference losses        agents from any losses resulting from these instructions

-  represents that it has given the owner(s) the relevant prospectus    - guarantees the owner's legal capacity and all signatures on this application and on related checks and instructions
-  represents that it has completed this application according to instructions from the owner(s)


   ------------------------------------------------------               --------------------------------
   Registered Representative                                            Registered Representative number

   ------------------------------------------------------               ----- -----   ---   ----
   Signature of authorized officer of dealer                            Date [month / day / year]

F  YOUR SIGNATURE
--------------------------------------------------------------------------------
-  All owners whose names are on the account need to sign this application.

I ACKNOWLEDGE THAT I:
-  am authorizing the additional services described above.
-  have received current prospectus(es) for all funds in which I am investing.
-  have the right to cancel any service at any time by writing to State Street Research.


   ---------------------------------------------------
   Your signature exactly as your name appears on your                  BY SIGNING THIS FORM, I AGREE TO ALL OF THE
   New Account Application or your fund statements                      PROVISIONS AND APPLICABLE RULES UNDER THE
                                                                        MASSACHUSETTS UNIFORM COMMERCIAL CODE AND TO
                                                                        ANY CONDITIONS ON REDEEMING SHARES FROM THE
                                                                        STATE STREET RESEARCH FUNDS.

   ---------------------------------------------------
   Signature of joint owner (if any) exactly as his/her                 I also agree that:
   name appears on fund application or statements                       - this form applies to any other identically
                                                                          registered State Street Research fund account
                                                                          with the checkwriting privilege I establish later

   ----  -----   ---   ----                                             - if I am subject to IRS backup withholding, I may
   Date [month / day / year]                                              write checks only on money fund accounts

                                                                        - State Street Bank and Trust Company and the fund
                                                                          reserve the right to terminate my checkwriting
                                                                          privilege

[STATE STREET RESEARCH LOGO]                                            I represent that the signatures on this application
(c) 2001 State Street Research Investment Services, Inc.                are authentic, and, for organizations, I have
One Financial Center, Boston, MA 02111-2960                             submitted a certified resolution authorizing the
                                                                        individuals with legal capacity to sign (C)2001
Mail this application, along with any other required                    State Street Research Investment Services, Inc. and
documents to:                                                           act on behalf of the organization.
STATE STREET RESEARCH FUNDS
P.O. Box 8408, Boston, MA 02266-8408                                    I understand that I am authorizing the bank to
Questions? Call 1-87-SSR-FUNDS (1-877-773-8637)                         instruct State Street Research to sell sufficient
Or visit our web site at www.ssrfunds.com                               shares in my mutual fund account to honor the check

                                                                        State Street Research is not affiliated with State Street
                                                                        Bank and Trust Company.